EXHIBIT 10.1

EXCHANGE AGREEMENT

BOVIE MEDICAL CORPORATION

THIS EXCHANGE AGREEMENT (this “Agreement”), is made and entered into as of March 11, 2015, by and among Bovie Medical Corporation, a Delaware corporation (the “Company”), and the investors listed on the signature pages hereto (collectively, the “Investors” and each, an “Investor”). Defined terms used herein have the meanings given to them in Section 9 hereof.

STATEMENT OF PURPOSE

The Company issued (i) certain shares of Series A 6% Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Shares”), and (ii) certain Warrants to purchase shares of Common Stock, par value $0.001 per share, of the Company (the “2013 Warrants”, and together with the Series A Preferred Shares, the “2013 Securities”), to the Investors pursuant to a Purchase Agreement dated as of December 13, 2013 (as may be amended, restated, supplemented or modified from time to time, the “Purchase Agreement”). The Company and the Investors desire that the Investors exchange all of their outstanding 2013 Securities for certain shares of Series B Convertible Preferred Stock, par value $0.001 (the “Series B Preferred Stock”), of the Company, having the rights, preferences and privileges set forth in the Certificate of Designation in substantially the form set forth on Exhibit A hereto, in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Exchange of 2013 Securities.

(a) Subject to the terms and conditions set forth in this Agreement, on or prior to ten (10) days following the Effective Date, each Investor agrees to deliver to the Company such Investor’s original Series A Preferred Share certificate(s) and 2013 Warrants in exchange for the issuance by the Company of shares of Series B Preferred Stock (the “Exchange Shares”), as set forth on Schedule 1 hereto (the “Exchange”, and the date of the Exchange, the “Effective Date”).

(b) The Exchange shall be effective (the “Effective Time”) immediately prior to the Equity Closing provided that the conditions to closing set forth in Section 5 hereof shall have been satisfied or waived in writing by the Investors prior thereto. At the Effective Time, all 2013 Securities shall be deemed cancelled and exchanged for, and shall thereafter only represent, the right to receive the Exchange Shares set forth on Schedule 1 hereto.

(c) Promptly following the Company’s receipt of the certificates and 2013 Warrants in accordance with Section 1(a) above, the Company shall deliver to such Investor a certificate representing the total number of Exchange Shares to be issued to each Investor, as set forth on Schedule 1.

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(d) The parties intend that the Exchange shall be treated as a Section 368(a)(1)(E) reorganization (recapitalization) under the Code, and will report the Exchange accordingly, and shall take no action trary to such intent.

2.  Representations and Warranties of Investors. Each Investor, on a several and not joint basis and solely with respect to itself, hereby represents and warrants to the Company as of the date of this Agreement and as of the Effective Date as follows:

(a) Each Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Investor. Each Transaction Document to which it is a party has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Such Investor’s execution and delivery of this Agreement and each of the Transaction Documents to which it is a party, and the performance of such Investor’s obligations hereunder and thereunder do not and will not (i) conflict with, violate or result in any default under any mortgage, indenture, agreement, instrument or other contract to which such Investor is a party or by which Investor or its property is bound, (ii) violate any judgment, order, decree, law, statute, regulation or other judicial or governmental restriction to which such Investor is subject, (iii) result in the imposition of any lien or encumbrance on any of such Investor’s 2013 Securities (other than as provided hereunder) or (iv) require the prior consent of, or any prior filing with or notice to, any governmental authority or third party.

(c) Such Investor is the sole owner of the 2013 Securities tendered for exchange under this Agreement, as reflected on Schedule 1 hereto, free and clear of any pledges, liens, security interests, claims or other encumbrances of any kind (other than those arising under the Purchase Agreement or applicable securities laws).

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(d) Such Investor is an “accredited investor” for purposes of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring the Exchange Shares issued to such Investor for its own account for investment and not for the benefit or account of any other person or entity and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Exchange Shares for any minimum or other specific term and reserves the right to dispose of the Exchange Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(e) Such Investor, individually and/or together with its professional advisors, has such knowledge and experience in financial business matters that it is capable of evaluating the merits and risks of the transactions contemplated hereby. Such Investor acknowledges that the investment in the Exchange Shares involves a high degree of risk, and that such Investor has determined that it is suitable for it to participate in the transactions contemplated hereby.

(f) Such Investor acknowledges that the Exchange Shares have not been registered under the Securities Act or any state or foreign securities laws and that the Exchange Shares may not be sold, transferred, offered for sale, pledged hypothecated or otherwise disposed of unless such transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to the terms of an effective registration statement under the Securities Act and is registered under any applicable state or foreign securities laws or pursuant to an exemption from registration under the Securities Act and any applicable state or foreign securities laws. The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Exchange Shares, and on requirements related to the Company which are outside the Investor’s control, and which the Company is under no obligation and may not be able to satisfy. Such Investor is acquiring the Exchange Shares hereunder in the ordinary course of its business.

(g) Such Investor is not acquiring the Exchange Shares as a result of any advertisement, article, notice or other communication regarding the Exchange Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(h) Other than consummating the transactions contemplated hereunder, such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly, executed any purchases or sales, including Short Sales, of the securities of the Company. Other than to other Persons party to this Agreement, such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

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The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

3.  Representations and Warranties of the Company. Except as set forth in the schedules delivered herewith (the “Disclosure Schedules,” which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Investor as of the date hereof and as of Effective Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3(a) (“Subsidiaries”). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens other than Permitted Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities and there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of any Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in Material Adverse Effect. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which is it a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which is it a party, the issuance and sale of the Exchange Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien, except for Permitted Lines, upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4 of this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights Agreement, (iii) and such filings as are required to be made under applicable state securities laws, and (iv) filings required by the rules and regulations of the Trading Market (collectively, the “Required Approvals”).

(f) Issuance of the Exchange Shares. The Exchange Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Conversion Shares, when issued upon conversion of the Exchange Shares in accordance with the terms of the Certificate of Designation, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and under applicable securities laws. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Conversion Shares at least equal to the Required Minimum on the date hereof.

(g) Capitalization. The capitalization (including both the authorized and issued capital stock) of the Company is as set forth on Schedule 3(g). Except as set forth on Schedule 3(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees, consultants, and directors pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3(g) or as a result of the purchase and sale of the Exchange Shares, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock or other capital stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or other capital stock. Except as set forth on Schedule 3(g), the issuance and sale of the Exchange Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Exchange Shares other than the Required Approvals. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) of the Company issued and outstanding.

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(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the eighteen months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Except as set forth on Schedule 3(h), as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3(h), the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Except as set forth on Schedule 3(h), such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Except as set forth in Schedule 3(i), since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or arrangements, and (vi) there has been no material loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Exchange Shares contemplated by this Agreement or as set forth on Schedule 3(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

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(j) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) if determined adversely to the Company could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. To the Company’s knowledge, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries is a party or subject to, and none of their respective assets are bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to have a Material Adverse Effect.

(k) Labor Relations. Neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice except for matters which would not, individually or in the aggregate, have a Material Adverse Effect. There is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of its Subsidiaries, and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of its Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) of the Company or any Subsidiary of the Company has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l) Compliance. Neither the Company nor any Subsidiary: (i) except as set forth in Schedule 3(l), is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety, and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, neither the Company nor any Subsidiary is or has been in violation of the Health Information Technology for Economic and Clinical Health Act, the Health Insurance Portability and Accountability Act (“HIPAA”), or any applicable state privacy laws, statutes, rules, ordinances or regulations. To the extent required by law, the Company and its Subsidiaries have entered into HIPAA-compliant business associate agreements with each of its customers and are in compliance with all material terms of such business associate agreements.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties, and (iii) the Liens set forth on Schedule 3(n) (the “Permitted Liens”). Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except where the failure to comply could not reasonably be expected to result in a Material Adverse Effect. The Company and each of its Subsidiaries own or lease all such properties as are necessary to its operations as now conducted.

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(o) Intellectual Property. The Company and the Subsidiaries own, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or required for use in connection with their respective businesses as described in the SEC Reports (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned. Neither the Company nor any Subsidiary has received a written notice of a claim that remains unresolved or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, including trade secrets, proprietary data and other confidential information. To the knowledge of the Company, there has been no unauthorized disclosure of and no employee or other third person has any interest or right to, any of the foregoing, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to $5 million in the aggregate. Neither the Company nor any Subsidiary has received any notice of cancellation of any insurance described in this paragraph nor has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 per fiscal year other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option plans and option agreements under any stock option plan of the Company.

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(r) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof and as of the Effective Date, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Effective Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(s) Certain Fees. Except as set forth on Schedule 3(s), no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Exchange Shares by the Company to the Investors as contemplated hereby. The issuance and sale of the Exchange Shares hereunder does not contravene the rules and regulations of the Trading Market.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Exchange Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

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(v) Registration Rights. Except as set forth on Schedule 3(v), no Person other than each of the Investors has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(w) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Exchange Shares and the Investors’ ownership of the Exchange Shares.

(y) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, and except as set forth in Schedule 3(y), the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

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(z) No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Exchange Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa) Solvency. Based on the consolidated financial condition of the Company as of the Effective Date: (i) the fair saleable value (in an orderly sale) of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, and (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Effective Date. Schedule 3(aa) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb) Tax Status.

(i) The Company and its Subsidiaries each (A) has filed all United States federal, state and local and all material foreign Tax returns, reports and declarations required by any jurisdiction to which it is subject (or obtained valid extensions thereof), (B) has paid all of Taxes and other governmental assessments and charges that are due and payable (whether or not shown or determined to be due on such returns, reports and declarations) and (C) has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid Taxes claimed to be due by the taxing authority of any jurisdiction. All such Tax returns, reports and declarations were correct and complete in all material respects. None of the Company and its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

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(ii) Each of the Company and its Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(iii) No director or officer (or employee responsible for Tax matters) of the Company and its Subsidiaries, expects any authority to assess any additional Taxes for any period for which Tax returns have been filed. There is no dispute or claim concerning any Tax liability of any of the Company and its Subsidiaries either (A) claimed or raised by any authority in writing or (B) as to which any of the directors and officers (and employees responsible for Tax matters) of the Company and its Subsidiaries has knowledge based upon personal contact with any agent of such authority.

(iv) None of the Company and its Subsidiaries (A) has been a member of an affiliated group filing a consolidated federal income Tax return (other than an affiliated group the common parent of which was the Company) or (B) has any liability for the Taxes of any person (other than any of the Company and its Subsidiaries) under Treas. Reg. § 1.1502-6 (or any similar provision of state, local, or foreign law), or as a transferee or successor, or by contract, or otherwise.

(cc) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Exchange Shares by any form of general solicitation or general advertising. The Company has offered the Exchange Shares for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd) Accountants. The Company’s accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

(ee) Seniority. As of the Effective Date, except as set forth on Schedule 3(ee), no Indebtedness or other claim against the Company is senior to the Exchange Shares or in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby), ordinary course trade payables and capital lease obligations (which is senior only as to the property covered thereby).

(ff) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

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(gg) Acknowledgment Regarding Investors’ Purchase of Exchange Shares. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Exchange Shares. The Company further represents to each Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(hh) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Exchange Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Exchange Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Exchange Shares.

(ii) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(jj) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(kk) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Investor’s request.

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(ll) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(mm) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(nn) Material Contracts. Each indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement or instrument of a character that is required to be described or summarized in the SEC Reports or to be filed as an exhibit to the SEC Reports under the Exchange Act and the rules and regulations promulgated thereunder (collectively, the “Material Contracts”) is so described, summarized or filed. The Material Contracts to which the Company or its Subsidiaries are a party have been duly and validly authorized, executed and delivered by the Company or its Subsidiaries, as applicable, and constitute the legal, valid and binding agreements of the Company or its Subsidiaries, as applicable, enforceable by and against the Company or its Subsidiaries, as applicable, in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

(oo) Environmental Matters. Neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or would have, individually or in the aggregate, a Material Adverse Effect; and there is no pending investigation or, to the Company’s knowledge, investigation threatened in writing that might lead to such a claim. The Company and each of its Subsidiaries has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and are in compliance with all terms and conditions of any such permit, license or approval, where the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

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(pp) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed or that otherwise would be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act filings.

(qq) Foreign Corrupt Practices. Neither the Company nor its Subsidiaries, nor to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(rr) ERISA. The Company and its Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of its Subsidiaries would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

4.  Covenants.

(a) The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale to the Investors of the Exchange Shares in a manner that would require the registration under the Securities Act of the issuance and sale of the Exchange Shares.

(b) As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Conversion Shares pursuant to the terms of the Certificate of Designation.

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(c) The Company agrees to timely file a Form D with respect to the Exchange Shares as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon request of any Investor. The Company shall take such action as is necessary in order to obtain an exemption for, or to qualify the Exchange Shares for, issuance and sale to the Investors at the Effective Time under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Investor.

(d) The Company agrees to timely make any necessary filings with, or take any other actions as may be required by, FINRA in connection with the execution of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

(e)

(i) Each Investor understands that until such time as the the Conversion Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 under the Securities Act or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Exchange Shares and the Conversion Shares, as applicable, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULES 144 OR 144A UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4(1) AND A HALF” SALE.”

(ii) The Exchange Shares and the certificates evidencing the Conversion Shares, as applicable, shall not contain any legend restricting the transfer thereof (including the legend set forth above: (A) while a registration statement (including a Registration Statement, as defined in the Registration Rights Agreement) covering the sale or resale of such security is effective under the Securities Act, or (B) following any sale of such Exchange Shares and/or Conversion Shares pursuant to Rule 144, or (C) if such Exchange Shares and/or Conversion Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Registration Date (as defined below) if required by the Company’s transfer agent to effect the issuance of the Exchange Shares or the Conversion Shares, as applicable, without a restrictive legend or removal of the legend hereunder. If the Unrestricted Conditions are met at the time of issuance of the Exchange Shares or the Conversion Shares, then such Exchange Shares or Conversion Shares, as applicable, shall be issued free of all legends. The Company agrees that following the Registration Date, or at such time as the Unrestricted Conditions are met or such legend is otherwise no longer required under this Section 4(e)(ii), it will, no later than three (3) Business Days following the delivery (the “Unlegended Shares Delivery Deadline”) by an Investor to the Company or the Transfer Agent of any certificate representing Exchange Shares and/or a certificate representing Conversion Shares, as applicable, issued with a restrictive legend (such third Business Day, the “Legend Removal Date”), deliver or cause to be delivered to such Investor a certificate representing such Exchange Shares and/or a certificate (or electronic transfer) representing such shares that is free from all restrictive and other legends. For purposes hereof, “Registration Date” shall mean the date that the Registration Statement that the Company is required to file pursuant to the Registration Rights Agreement has been declared effective by the Commission. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that, provided the applicable Investor is not an “affiliate” (as such term is used in Rule 144 promulgated under the Securities Act), the Unrestricted Conditions have been met as of the date hereof with respect to the Exchange Shares and Conversion Shares.

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(iii) Each Investor agrees that the removal of the restrictive legend from any certificate representing Exchange Shares and Conversion Shares is predicated upon the Company’s reliance that such Investor will sell such Exchange Shares and/or any Conversion Shares, as applicable, pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if such securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(f) The Company acknowledges and agrees that any Investor may from time to time pledge, and/or grant a security interest in, some or all of the Exchange Shares or Conversion Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Investor transferee of the pledge. No notice shall be required of such pledge, but any Investor’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Exchange Shares or Conversion Shares or for any agreement, understanding or arrangement between such Investor and its pledgee or secured party. At the Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Exchange Shares or Conversion Shares may reasonably request in connection with a pledge or transfer of the Exchange Shares or Conversion Shares, including the preparation and filing of any required prospectus supplement to any registration statement filed pursuant to the Registration Rights Agreement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(g) The Company shall on or before the fourth Business Day following the Effective Time, file a Current Report on Form 8-K with the Commission within the time required by the Exchange Act. The Company and each Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Investor, or without the prior consent of each Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not use the name of, or make any reference to, any Investor or any of its affiliates in any press release or in any public manner, and shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or Trading Market, in each case, without the prior written consent of such Investor, except: (x) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (y) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure permitted under this clause (g).

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5.  Closing Conditions.

(a) Conditions to the Obligations of the Parties. None of the parties hereto shall be obligated to consummate the transactions contemplated by this Agreement until the Company and all of the Investors have executed this Agreement.

(b) Conditions to the Obligations of the Investors. The obligation of the Investors to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions:

(i) The Certificate of Designation, substantially in the form of Exhibit A hereto, shall have been filed with the Delaware Secretary of State; and a certified copy thereof shall have been delivered to the Investors.

(ii) A Registration Rights Agreement, substantially in the form of Exhibit B hereto, shall have been executed by the Company and delivered to each of the Investors.

(iii) The representations and warranties of the Company in Section 3 hereof shall be true and correct in all material respects when made and as of the Effective Date with the same effect as though made at and as of such date, and the Investors shall have received a certificate of an officer of the Company to such effect.

(iv) The Company shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement on or prior to the Effective Time, and the Investors shall have received a certificate of an officer of the Company to such effect.

(v) The Company shall have obtained all Required Approvals, provided, however that the Company shall not be required to have made the filings with the Commission pursuant to the Registration Rights Agreement.

(vi) The Company’s counsel shall have delivered to each Investor a legal opinion in a form reasonably satisfactory to the Investors; provided, this condition shall be deemed satisfied upon delivery and release of signature pages to this Agreement by the Investors.

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6.  Board Nominations; Observation Rights. For avoidance of doubt, the provisions of Section 4.13 of the Purchase Agreement shall remain in full force and effect.

7.  Termination. The parties hereto agree that this Agreement may be terminated by written notice given to the Investors or the Company, as applicable, and the Exchange may be abandoned at any time prior to the Effective Time:

(a) at the election of the Company or Investors on or after April 1, 2015 (the “Outside Date”), if the Equity Closing has not occurred by the close of business on the Outside Date; or

(b) by mutual written consent of the Company and Investors.

8.  Indemnification.

(a) The Company shall indemnify each Investor, its stockholders, partners, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Company in this Agreement.

(b) Each Investor agrees to indemnify the Company and its stockholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) which may be suffered or incurred by it as a result of any breach of any representation, warranty, or covenant made by such Investor in this Agreement.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the occurrence of the facts and circumstances giving rise to such claim. The failure of any person to deliver the notice required by this Section 8(c) shall not in any way affect the Indemnifying Party’s indemnification obligations hereunder except and only to the extent that the Indemnifying Party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel satisfactory to such Indemnified Party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the Indemnifying Party shall pay as incurred the fees and expenses of the counsel retained by the Indemnified Party in the event (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representations of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

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9.  Definitions. The following terms have the meanings set forth in this Section 9:

“2013 Securities” shall have the meaning ascribed to such term in the introductory paragraphs of this Agreement under the heading “Statement of Purpose.”

“2013 Warrants” shall have the meaning ascribed to such term in the introductory paragraphs of this Agreement under the heading “Statement of Purpose.”

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Exchange SharesAct.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation to be filed prior to the Effective Time by the Company with the Secretary of State of Delaware, in the form of Exhibit A attached hereto.

“Code” shall have the meaning ascribed to such term in Section 3(rr).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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“Conversion Shares” shall have the meaning ascribed to such term in the Certificate of Designation.

“Disclosure Schedules” shall have the meaning ascribed to such term in the introductory paragraph of Section 3.

“Effective Date” shall have the meaning ascribed to such term in Section 1(a).

“Effective Time” shall have the meaning ascribed to such term in Section 1(b).

“Environmental Laws” shall have the meaning ascribed to such term in Section 3(oo).

“Equity Closing” means the closing of a Common Stock equity financing of the Company, registered under the Securities Act, in the amount of at least $8,000,000.

 “ERISA” shall have the meaning ascribed to such term in Section 3(rr).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3(r).

“Exchange” shall have the meaning ascribed to such term in Section 1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Shares” shall have the meaning ascribed to such term in Section 1(a) hereof.

“GAAP” shall have the meaning ascribed to such term in Section 3(h).

“HIPAA” shall have the meaning ascribed to such term in Section 3(l).

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“Indebtedness” shall have the meaning ascribed to such term in Section 3(aa).

“Indemnified Party” shall have the meaning ascribed to such term in Section 8.

“Indemnifying Party” shall have the meaning ascribed to such term in Section 8.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4(e)(ii).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3(m).

“Outside Date” shall have the meaning ascribed to such term in Section 7(a).

“Permitted Liens” shall have the meaning ascribed to such term in Section 3(n).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

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“Purchase Agreement” shall have the meaning ascribed to such term in the introductory paragraphs of this Agreement under the heading “Statement of Purpose.”

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Investors, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Conversion Shares by each Investor as provided for in the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future or conversion in full of all Exchange Shares, ignoring any conversion or exercise limits set forth therein.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Exchange SharesAct, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Exchange SharesAct, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3(h).

“Series A Preferred Shares” shall have the meaning ascribed to such term in the introductory paragraphs of this Agreement under the heading “Statement of Purpose.”

“Series B Preferred Stock”shall have the meaning ascribed to such term in the introductory paragraphs of this Agreement under the heading “Statement of Purpose.”

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“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiary” shall have the meaning ascribed to such term in Section 3(a) hereof, and, where applicable, shall also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Tax” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the NYSE Euronet or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Certificate of Designation and the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Manhattan Transfer Registrar Company, the current transfer agent of the Company, with a mailing address of 57 Eastwood Road, Miller Place, New York 11764, and a facsimile number of (631) 928-6171, and any successor transfer agent of the Company.

“Unlegended Shares Delivery Deadline” shall have the meaning ascribed to such term in Section 4(e)(ii).

“Unrestricted Conditions” shall have the meaning ascribed to such term in Section 4(e)(ii).

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10. Miscellaneous.

(a) Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp Taxes and other Taxes (and related Tax return and filing costs) and duties levied in connection with the delivery of any Securities to the Investors. Notwithstanding the foregoing, the Company agrees to reimburse the Investors for all actual and reasonable legal fees, and expenses related to preparations and negotiation of the Transaction Documents, whether or not the transactions contemplated by this Agreement are consummated; provided, however, that such expenses shall not exceed $30,000.

(b) At any time from time to time the parties shall, without further consideration, execute and deliver or cause to be executed and delivered to the other parties any additional instruments, and shall take such other action as the other parties may reasonably request to carry out, or evidence the consummation of, the transactions contemplated by this Agreement.

(c) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

(d) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, assigns, heirs, estates, executors, administrators and personal representatives. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be transferable or assignable by any Investor (including pursuant to termination, liquidation, dissolution or death) without the prior written consent of the Company. Any transfer or assignment made in violation of this Section 10(d) shall be entirely null and void.

(e) All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, fax, electronic transmission, courier service or personal delivery to the address set forth on the signature pages hereto. All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if faxed or electronically transmitted. Any party may by notice given in accordance with this Section 10(e) designate another address or Person for receipt of notices hereunder.

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(f) This Agreement may be executed by the parties in multiple counterparts and shall be effective as of the date set forth above when each party shall have executed and delivered a counterpart hereof, whether or not the same counterpart is executed and delivered by each party. When so executed and delivered, each such counterpart shall be deemed an original and all such counterparts shall be deemed one and the same document. Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.

(g) This Agreement contains the entire agreement of the parties with respect to the matters covered hereby, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein or therein.

(h) Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

(i) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(k) The parties hereto agree that all claims, controversies and disputes of any kind or nature relating in any way to the enforcement or interpretation of this Agreement or to the parties’ dealings, rights or obligations in connection herewith, shall be brought exclusively in the state and federal courts sitting in The City of New York, Borough of Manhattan. With respect to any such claims, controversies or disputes, each of the Parties hereby irrevocably:

(i) submits itself and its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action in any court or tribunal other than the aforesaid courts;

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(ii) waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding (A) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 10(k(ii), (B) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) to the fullest extent permitted by the applicable law, any claim that (1) the suit, action or proceeding in such court is brought in an inconvenient forum, (2) the venue of such suit, action or proceeding is improper or (3) this Agreement, or the subject matter hereof, may not be enforced in or by such courts; and

(iii) WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(k).

Notwithstanding the foregoing in this Section 10(j), a party may commence any action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(l) EACH PARTY, ON BEHALF OF ITSELF AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BY CONTRACT, TORT OR OTHERWISE) BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(m) The Company acknowledges that the obligations imposed on it in this Agreement are special, unique and of an extraordinary character, and irreparable damages, for which money damages, even if available, would be an inadequate remedy, would occur in the event that the Company does not perform the provisions of this Agreement in accordance with its specified terms or otherwise breaches such provisions. Therefore, the Company and the Investors shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled, at law or in equity, including without limitation money damages.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BOVIE MEDICAL CORPORATION

By: /s/ Robert L. Gershon

Name: Robert L. Gershon

Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

Ruskin Moscou Faltischek, P.C.

1425 RXR Plaza

East Tower, 15th Floor,

Uniondale, New York 11556

Attention: Adam P. Silvers, Esq.

Fax: (516) 663-6719

Address for Notice Bovie Medical Corporation 4 Manhattanville Road, Suite 106 Purchase, New York 10577 Attention: Chief Financial Officer Fax: (914) 468-4009

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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[PURCHASER SIGNATURE PAGES TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed by it authorized signatory as of the date first indicated above.

BIOMEDICAL VALUE FUND, L.P.

By: Great Point Partners, LLC, its investment manager

By: /s/ David E. Kroin

Name: David Kroin

Title: Managing Director

With a copy to (which shall not constitute notice):

Morrison Cohen LLP

909 Third Avenue

New York, NY 10022

Attention: David A. Scherl

Fax: (212) 735-8708

Address for Notice 165 Mason Street, 3rd Floor Greenwich, CT 06830 Attention: Managing Director Fax: (203) 971-3320

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[PURCHASER SIGNATURE PAGES TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed by it authorized signatory as of the date first indicated above.

BIOMEDICAL INSTITUTIONAL VALUE FUND, L.P.

By: Great Point Partners, LLC, its investment manager

By: /s/ David E. Kroin

Name: David Kroin

Title: Managing Director

With a copy to (which shall not constitute notice):

Morrison Cohen LLP

909 Third Avenue

New York, NY 10022

Attention: David A. Scherl

Fax: (212) 735-8708

Address for Notice 165 Mason Street, 3rd Floor Greenwich, CT 06830 Attention: Managing Director Fax: (203) 971-3320

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[PURCHASER SIGNATURE PAGES TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed by it authorized signatory as of the date first indicated above.

BIOMEDICAL OFFSHORE VALUE FUND, LTD.

By: Great Point Partners, LLC, its investment manager

By: /s/ David E. Kroin

Name: David Kroin

Title: Managing Director

With a copy to (which shall not constitute notice):

Morrison Cohen LLP

909 Third Avenue

New York, NY 10022

Attention: David A. Scherl

Fax: (212) 735-8708

Address for Notice 165 Mason Street, 3rd Floor Greenwich, CT 06830 Attention: Managing Director Fax: (203) 971-3320

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[PURCHASER SIGNATURE PAGES TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed by it authorized signatory as of the date first indicated above.

WS INVESTMENTS II, LLC

By: Great Point Partners, LLC, its investment manager

By: /s/ David E. Kroin

Name: David Kroin

Title: Managing Director

With a copy to (which shall not constitute notice):

Morrison Cohen LLP

909 Third Avenue

New York, NY 10022

Attention: David A. Scherl

Fax: (212) 735-8708

Address for Notice 165 Mason Street, 3rd Floor Greenwich, CT 06830 Attention: Managing Director Fax: (203) 971-3320

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[PURCHASER SIGNATURE PAGES TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed by it authorized signatory as of the date first indicated above.

CLASS D SERIES OF GEF-PS, L.P.

By: Great Point Partners, LLC, its investment manager

By: /s/ David E. Kroin

Name: David Kroin

Title: Managing Director

With a copy to (which shall not constitute notice):

Morrison Cohen LLP

909 Third Avenue

New York, NY 10022

Attention: David A. Scherl

Fax: (212) 735-8708

Address for Notice 165 Mason Street, 3rd Floor Greenwich, CT 06830 Attention: Managing Director Fax: (203) 971-3320

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